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                                   FORM 8 - K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                 March 20, 2000
                Date of Report (Date of earliest event reported)


                         PEOPLES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Mississippi                      0-30050                         64-0709834
(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
       incorporation)                                                         No.)


                               152 Lameuse Street
                                Biloxi, MS 39530
          (Address, including zip code, of principal executive office)


                                 (228) 435-5511
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

On March 20, 2000, Peoples Financial Corporation issued a press release regarding its application to be listed on the NASDAQ Small Cap Market.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99.  Press Release issued by Peoples Financial Corporation dated March
               20, 2000, headed "Peoples Financial Corporation Applies for
               Listing on NASDAQ."


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2000


                          PEOPLES FINANCIAL CORPORATION


                          By: /s/ CHEVIS C. SWETMAN
                             -----------------------
                             Chevis C. Swetman
                             Chairman of the Board




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                               INDEX TO EXHIBITS


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
EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------

  99.      Press Release issued by Peoples Financial Corporation dated March 20,
           2000, headed "Peoples Financial Corporation Applies for Listing on
           NASDAQ."